Q3 Earnings Review October 23, 2019

Information Regarding This Presentation Forward-Looking Statements This presentation includes forward-looking statements. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated. For a discussion of these risks, uncertainties, and other factors, please see the “Cautionary Note on Forward-Looking Statements” at the end of this presentation and “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. GAAP and Non-GAAP Financial Measures This presentation includes financial measures calculated in accordance with generally accepted accounting principles (“GAAP”) and non-GAAP financial measures. The non-GAAP financial measures are intended to be considered supplemental information to their equivalent GAAP measures. The non-GAAP measures are defined and reconciled to the most comparable GAAP measures in the Appendix to this presentation. Additional Information Calculated results may not sum due to rounding. N/M denotes “Not Meaningful”. All variances are year-over-year unless otherwise noted. 2

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Company Financial Highlights Company Company Adj. Free Cash Flow Adj. EBIT Q3 YTD Q3 YTD $0.2B $2.3B $1.8B $5.9B Up 80% Up 80% Up 8% Up 6% Cash Balance $22B; Liquidity $35B Q3 Company Company Revenue Adj. EPS Adj. EBIT Margin Q3 $0.34 Q3 $37B Up $0.05 4.8% Down 2% Up 0.4 ppts 4

Global Redesign NORTH AMERICA CHINA Product Renewal • Reducing costs • Replacing 75% of lineup by volume • Launching products tailored to Chinese by 2020 customers • Refreshing and expanding SUV and • Reinvigorating dealer network truck portfolio • Rationalized inventory levels SOUTH AMERICA INTERNATIONAL MARKETS GROUP (IMG) • Asset-light business model • New business unit targeting high • Exit heavy truck business growth emerged and emerging markets EUROPE • Restructuring cost base • Reallocating capital to winning Commercial Vehicles 5

Partnerships, Mobility And Autonomous Vehicles LEVERAGING PARTNERSHIPS New JV With Mahindra • Unlock low-cost product development capabilities to grow in emerging markets • Ford and Mahindra will share and fully leverage respective strengths SHARPENED FOCUS IN MOBILITY • Connected-vehicle services • Micro mobility expands customer base in pre-AV w orld AUTONOMOUS VEHICLES • Austin – third market for AV services • Initial commercialization of self-driving service in 2021; scale business once safety driver can be removed 6

Winning Portfolio Mustang-Inspired BEV SUV Territory Corsair Super Duty Bronco Explorer Transit 2T F-150 Ranger Aviator Small, Rugged Escape / Kuga Off-Road Utility Puma Portfolio Transformation Underway With Significant New Introductions Hybrid / Electric Offering Not Yet In Showrooms North America South America Europe China Asia Pacific Ops Middle East & Africa 7

Highlights • Focused on consistently improving customer experience and operational execution across our business • Making progress on our Global Redesign, making the tough choices to lay the groundwork for improvement in future growth, free cash flow, profitability and returns on capital • Positioning Ford to lead and win through Fitness – for example, holding structural costs flat to down, excluding pension and OPEB, and forming the JV with Mahindra • Prioritizing meaningful opportunities for profitable, long-term growth in Mobility • Disciplined execution is driving strong results from Ford Credit 8

Company Cash Flow, Cash Balance & Liquidity ($B) Adjusted Free Cash Flow Cash Balance & Liquidity Liquidity $37.3 $36.1 $35.2 $35.4 $1.9 $34.7 $34.2 • YTD adj. free cash flow of $1.5 $2.3B up 80%, driven by $25.2 higher Ford Credit $23.7 $24.2 $23.1 $23.2 $22.3 distributions, lower capital $0.1 $0.2 $0.2 spending and working capital improvements • Cash balance and liquidity remain strong and above targets of $20B and $30B $(1.8) Q2 Q3 Q4 Q1 Q2 Q3 Q2 Q3 Q4 Q1 Q2 Q3 2018 2019 2018 2019 YoY N / M 108% (32)% (36)% 111% 80% 9

Company Revenue & EBIT Metrics Revenue ($B) & Wholesale Units (000) Adjusted EBIT ($B) & EBIT Margin (%) Wholesale Units EBIT Margin $41.8 $40.3 $2.4 $38.9 $38.9 $37.6 $37.0 • Q3 wholesale units down 8%, $1.8 primarily Europe, China and $1.7 $1.7 $1.7 South America $1.5 6.1% 1,493 1,474 • Q3 revenue of $37B, down 2% 1,425 4.8% 1,353 1,364 driven by exchange 4.3% 4.4% 4.3% 1,244 3.5% • Q3 adj. EBIT and adj. EBIT margin up 8% and 0.4 ppts Q2 Q3 Q4 Q1 Q2 Q3 Q2 Q3 Q4 Q1 Q2 Q3 2018 2019 2018 2019 YoY: Revenue (2)% 3% 1% (4)% (0)% (2)% EBIT (40)% (27)% (28)% 12% (2)% 8% Wholesales (10)% (10)% (16)% (14)% (9)% (8)% Margin (2.7) ppts (1.9) ppts (1.4) ppts 0.9 ppts 0.0 ppts 0.4 ppts 10

Company Q3 2019 Results ($B) $1.8 $1.3 • Company adj. EBIT up 8%, $0.7 driven by improvements in $0.4 $0.4 key regions, mark-to-market $0.0 gains and an increase in Ford Credit EBT $(0.3) $(0.3) • Special Items largely reflect Global Redesign including European restructuring and $(1.5) our new JV in India Taxes / Non- • Taxes / Non-Controlling Automotive Mobility Ford Credit Corporate Company Interest Special Controlling Net Income Other Adj. EBIT On Debt Items Interests (GAAP) Interests impact of $0.4B resulting from non-U.S. B / (W) restructuring items Q3 2018 $(0.1) $(0.1) $0.1 $0.2 $0.1 $0.1 $(1.3) $0.5 $(0.6) Q2 2019 (0.0) (0.0) (0.1) 0.3 0.1 (0.0) (0.3) 0.5 0.3 11

Automotive EBIT ($B) North South Asia Pacific Middle East Europe China Automotive America America Operations & Africa Q3 2018 $ 2.0 $ (0.2) $ (0.2) $ (0.4) $ 0.2 $ 0.0 $ 1.4 • Total Automotive EBIT Volume / Mix 0.1 (0.0) (0.1) 0.0 (0.1) 0.0 (0.2) down $0.1B Net Pricing 0.7 0.2 0.1 0.0 (0.0) 0.0 0.9 • Cost increase driven by Cost (0.7) (0.1) 0.1 0.1 0.0 (0.1) (0.7) higher material and Exchange 0.0 (0.0) (0.1) 0.0 (0.1) (0.0) (0.2) warranty costs; structural costs flat, excluding past Other / JVs 0.0 0.0 0.2 (0.1) (0.1) (0.1) 0.0 service pension / OPEB Q3 2019 $ 2.0 $ (0.2) $ (0.2) $ (0.3) $ (0.0) $ (0.0) $ 1.3 12

Business Unit Results North America EBIT YoY Bridge ($B) Wholesale Units (000) 742 738 753 693 644 639 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 YoY (8)% (1)% (0)% (5)% (7)% (1)% Q3 2018 Volume / Net Cost Exchange Other Q3 2019 Revenue ($B) Mix Pricing $25.9 $25.4 $24.0 $23.7 $23.4 • Wholesale units down 1%, driven by Mexico and $22.3 Canada; U.S. wholesale units up 1% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 • Revenue up 5%, driven by higher net pricing and YoY (3)% 7% 7% 2% 1% 5% improved mix EBIT ($B) & EBIT Margin (%) • Q3 EBIT up 3%, driven by higher net pricing and higher volume in the U.S. $2.2 $2.0 $1.8 $2.0 $2.0 $1.7 • YTD EBIT of $5.9B up 5%, driven by higher net pricing and improved mix 7.4% 8.8% 7.6% 8.7% 7.1% 8.6% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 EBIT YoY (25)% 7% 11% 14% (3)% 3% 13

Business Unit Results Europe EBIT YoY Bridge ($B) Wholesale Units* (000) 367 356 361 391 379 303 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 YoY (2)% 4% (13)% (13)% 3% (15)% Q3 2018 Volume / Net Cost Exchange Other Q3 2019 Revenue ($B) Mix Pricing $7.6 $7.4 $7.4 $7.6 $7.6 $6.4 • Wholesale units down 15%, driven by discontinuation of low-margin products Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 YoY 7% 7% (8)% (14)% (1)% (14)% • Revenue down 14%, 9% excluding exchange EBIT ($B) & EBIT Margin (%) • EBIT improved 27%, driven by lower structural costs, $0.1 $0.1 stronger product mix and higher profits from our 0.7% $(0.1) 0.7% $(0.2) $(0.2) $(0.2) commercial vehicle JV, Ford Otosan (1.0)% (2.7)% (3.3)% (2.8)% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 EBIT YoY (160)% N / M N / M (52)% 173% 27% * Includes Ford brand vehicles produced and sold by our unconsolidated affiliate in Turkey (about 7K units in Q3 2018 and 6K units in Q3 2019). Revenue does not include these sales 14

Business Unit Results China EBIT YoY Bridge ($B) Wholesale Units* (000) JV Volume 184 171 153 126 134 174 115 135 147 116 99 108 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q3 2018 Volume / Net Cost Exchange Other JVs Q3 2019 Total China YoY (32)% (48)% (54)% (48)% (32)% (12)% Mix Pricing Consolidated Revenue ($B) Consolidated Operations – $0.2B $1.6 $1.2 $0.9 $0.9 $0.9 • Wholesale units down 12%, but improved sequentially $0.6 • Consolidated revenue down 27%, driven mainly by lower volume and component sales Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 YoY (60)% (30)% (20)% (31)% 48% (27)% • China loss narrowed by 26%, driven by lower structural costs and favorable market factors in consolidated EBIT ($B) & EBIT Margin (%) operations $(0.1) $(0.2) $(0.3) $(0.5) $(0.4) $(0.5) • Changan Ford dealer profitability and engagement (14.9)% (17.0)% showing signs of improvement; production aligned to (31.4)% (34.3)% (32.0)% (77.9)% demand, maintaining appropriate dealer stock Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 EBIT YoY N / M N / M N / M 15% 68% 26% * Wholesale units include Ford brand and Jiangling Motors Corporation (JMC) brand vehicles produced and sold in China by our unconsolidated affiliates. Revenue does not include these sales 15

Ford Credit EBT YoY Bridge ($B) EBT ($B) and Distributions ($B) Distributions $1.1 $0.8 $0.8 $0.6 $0.7 $0.7 $0.7 $0.6 $0.7 $0.7 $0.7 $0.5 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 EBT YoY 4% 13% 9% 25% 29% (12)%9% Q3 2018 Volume / Financing Credit Lease Exchange Other Q3 2019 U.S. Retail LTR Ratios* (%) Mix Margin Loss Residual 0.66% 0.51% 0.55% 0.51% 0.40% 0.39% • Continued strong EBT, up 9% • Healthy U.S. consumer credit metrics with Loss-to- Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Receivables ratio flat • Auction performance slightly better than expectations; Auction Values (Per Unit)** now expect FY auction values to be down about 2% $19,190 $18,660 $18,670 $18,865 $18,260 • Balance sheet and liquidity remain strong; managed $17,545 leverage within target range of 8:1 to 9:1 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 * LTR = Loss-to-Receivables ** U.S. 36-month off-lease auction values at Q3 2019 mix 16

Mobility • Continued investment in Mobility services o New opportunities to EBIT YoY Bridge ($B) realize value from connected vehicles • Micro Mobility o Spin – Among top three micro mobility companies in U.S.; 60 markets; more than 3 million rides YTD • Continued investment in Autonomous Vehicles o Austin – 3rd city for AV Q3 2018 Ford Smart Autonomous Q3 2019 services Mobility Vehicles o Commercialization of self-driving service in 2021 17

Company

Cash Flow And Balance Sheet ($B)

	THIRD QUARTER 2018	THIRD QUARTER 2019	YEAR TO DATE 2018	YEAR TO DATE 2019
Company Adj. EBIT excl. Ford Credit	$ 1.0	$ 1.1	$ 3.6	$ 3.5
Capital spending	$ (2.0)	$ (1.8)	$ (5.6)	$ (5.3)
Depreciation and tooling amortization	1.4	1.4	4.0	4.1
Net spending	$ (0.6)	$ (0.4)	$ (1.6)	$ (1.2)
Changes in working capital	(0.3)	(1.4)	(1.3)	(1.0)
Ford Credit distributions	0.6	1.1	2.1	2.4
All other and timing differences	(0.6)	(0.1)	(1.4)	(1.4)
Company Adjusted FCF	$ 0.1	$ 0.2	$ 1.3	$ 2.3
Global Redesign (incl. separations)	(0.0)	(0.3)	(0.1)	(0.7)
Changes in debt	(0.7)	0.4	(0.6)	0.7
Funded pension contributions	(0.1)	(0.2)	(0.3)	(0.6)
Shareholder distributions	(0.7)	(0.8)	(2.5)	(2.0)
All other (incl. acquisitions & divestitures)	(0.1)	(0.1)	(0.7)	(0.4)
Change in cash	$ (1.5)	$ (0.9)	$ (2.9)	$ (0.8)

BALANCE SHEET	2018 Dec 31	2019 Sep 30
Company Excluding Ford Credit		
Company Cash Balance	$ 23.1	$ 22.3
Liquidity	34.2	35.4
Debt	(14.1)	(14.8)
Cash Net of Debt	8.9	7.5
Pension Funded Status		
Funded Plans	$ (0.3)	$ 0.4
Unfunded Plans	(6.0)	(5.8)
Total Global Pension	$ (6.3)	$ (5.4)
Total Funded Status OPEB	$ (5.6)	$ (5.5)

- Q3 and YTD adj. free cash flow up 80%
- Cash and liquidity above target
- Committed to investment grade credit ratings and a strong balance sheet

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Company Special Items ($B) THIRD QUARTER YEAR TO DATE Global Redesign ($B) 2018 2019 2018 2019 Future Actions Global Redesign Recorded This Quarter Recorded In Prior Quarters* South America incl. São Bernardo do Campo closure $ (0.0) $ (0.0) $ (0.0) $ (0.5) Europe excl. Russia (0.1) (0.2) (0.1) (1.0) Russia - 0.0 - (0.4) ~$11 India - (0.8) - (0.8) Separations and Other (not included above) (0.1) (0.0) (0.1) (0.1) Subtotal Global Redesign $ (0.2) $ (1.0) $ (0.3) $ (2.8) Other Items ~$7 Focus cancellation $ (0.0) $ - $ (0.0) $ (0.1) $7.7 Other, incl. Transit Connect customs ruling and Chariot - (0.2) - (0.2) Subtotal Other Items $ (0.0) $ (0.2) $ (0.0) $ (0.3) Pension and OPEB Gain / (Loss) Other pension remeasurement $ - $ (0.3) $ 0.0 $ (0.3) $6.1 Pension curtailment - - 0.0 - $1.0 Subtotal Pension and OPEB Gain / (Loss) $ - $ (0.3) $ 0.0 $ (0.3) $2.3 Total EBIT Special Items $ (0.2) $ $ (1.5) $ (0.2) $ $ (3.3)(3.3) $0.3 $0.6 Cash effect of Global Redesign (incl. separations) $ (0.0) $ (0.3) $ (0.1) $ (0.7) EBIT Charges Cash Effects 2019 Outlook 2019 Outlook $3.0 - $3.5B $1.0 - $1.5B * Since Q1 2018 19

Company 2019 Outlook 2018 2019 Improvement Adj. Free Cash Flow $2.8B From 2018 Adj. EBIT $7.0B $6.5 - $7.0B Adj. EPS $1.30 $1.20 - $1.32* * Assumes an adjusted effective tax rate of around 12 - 13% 2020

Key Takeaways • Our third quarter results demonstrate the Global Redesign of Ford is driving positive shifts in our business – but we have much more work to do • We are focused on improving our fitness • We are focused on driving a Winning Portfolio, where we are fortifying our strengths, improving mix and expanding our electric vehicle portfolio • And we are focused on laying the groundwork to improve the trajectory of our long term growth, cash flow, and profitability 21

Cautionary Note On Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s long-term competitiveness depends on the successful execution of fitness actions; • Industry sales volume, particularly in the United States, Europe, or China, can be volatile and could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford’s new and existing products and mobility services are subject to market acceptance; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • Ford may face increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, and interest rates can have a significant effect on results; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events, including Brexit; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor disputes, natural or man-made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Ford may need to substantially modify its product plans to comply with safety, emissions, fuel economy, and other regulations that may change in the future; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Operational systems, security systems, and vehicles could be affected by cyber incidents; • Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Ford Credit could face increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • Ford Credit could be subject to new or increased credit regulations, consumer or data protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward- looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 22

Appendix

Automotive Key Metrics WHOLESALE UNITS (000) MARKET SHARE (%) Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 North America 742 644 738 753 693 639 14.0% 13.3% 12.8% 13.6% 13.8% 12.6 % South America 96 94 89 68 75 79 8.6 8.4 7.6 7.7 7.4 7.1 Europe 367 356 361 391 379 303 6.9 7.0 7.3 7.2 6.7 6.7 China 184 153 171 115 126 134 3.2 2.9 2.3 2.1 2.3 2.3 Asia Pacific Ops. 77 80 82 76 70 65 1.9 1.9 2.0 1.7 1.8 1.7 Middle East & Africa 27 25 32 22 21 24 2.6 3.2 2.9 2.8 3.1 3.3 Total Automotive 1,493 1,353 1,474 1,425 1,364 1,244 1,244 6.7% 6.3% 5.9% 6.0% 6.2% 6.0% 6.0 % REVENUE ($B) REVENUE CHANGE (%) Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 North America $ 23.7 $ 22.3 $ 25.9 $ 25.4 $ 24.0 $ 23.4 (3) % 7% 7% 2% 1% 5 % South America 1.5 1.3 1.2 0.9 1.0 1.0 (0) (19) (28) (30) (33) (19) Europe 7.6 7.4 7.4 7.6 7.6 6.4 7 7 (8) (14) (1) (14) China 0.6 1.2 1.6 0.9 0.9 0.9 (60) (30) (20) (31) 48 (27) Asia Pacific Ops. 1.8 1.9 2.0 1.8 1.8 1.7 (6) (2) 10 (13) (1) (12) Middle East & Africa 0.8 0.6 0.7 0.6 0.6 0.6 39 (6) (12) (6) (26) (2) Total Automotive $ 35.9 $ 34.7 $ 38.7 $ 37.2 $ 35.8 $ $33.9 33.9 (3) % 3% 1% (5) % (0) % (2)% (2) % A124

Automotive

Key Metrics

	EBIT ($B)					
	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
North America	$ 1.8	$ 2.0	$ 2.0	$ 2.2	$ 1.7	$ 2.0
South America	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)
Europe	(0.1)	(0.2)	(0.2)	0.1	0.1	(0.2)
China	(0.5)	(0.4)	(0.5)	(0.1)	(0.2)	(0.3)
Asia Pacific Ops.	0.1	0.2	0.2	0.0	0.0	(0.0)
Middle East & Africa	0.0	0.0	(0.0)	0.0	(0.0)	(0.0)
Total Automotive	$ 1.2	$ 1.4	$ 1.1	$ 2.0	$ 1.4	$1.3

	EBIT CHANGE (%)					
	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
North America	(25) %	7 %	11 %	14 %	(3) %	3 %
South America	(1)	(1)	(5)	(6)	(15)	(9)
Europe	(160)	N / M	N / M	(52)	173	27
China	N / M	N / M	N / M	15	68	26
Asia Pacific Ops.	(38)	(20)	N / M	(40)	(66)	(118)
Middle East & Africa	N / M	184	26	126	(193)	(157)
Total Automotive	(52) %	(25) %	(31) %	16 %	19 %	(5)%

	EBIT MARGIN (%)					
	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
North America	7.4 %	8.8 %	7.6 %	8.7 %	7.1 %	8.6 %
South America	(12.2)	(11.8)	(16.4)	(17.0)	(21.0)	(15.9)
Europe	(1.0)	(3.3)	(2.7)	0.7	0.7	(2.8)
China	(77.9)	(31.4)	(34.3)	(14.9)	(17.0)	(32.0)
Asia Pacific Ops.	5.0	8.9	7.6	1.0	1.7	(1.9)
Middle East & Africa	6.6	7.7	(7.0)	2.4	(8.1)	(4.4)
Total Automotive	3.2 %	4.0 %	2.9 %	5.4 %	3.8 %	3.9%

	EBIT MARGIN CHANGE (ppts)					
	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
North America	(2.1) ppts	0.0 ppts	0.2 ppts	0.9 ppts	(0.3) ppts	(0.2) ppts
South America	(0.1)	(2.4)	(5.2)	(5.8)	(8.8)	(4.1)
Europe	(2.7)	(2.5)	(3.8)	(0.6)	1.7	0.5
China	(79.4)	(37.3)	(33.3)	(2.8)	61.0	(0.6)
Asia Pacific Ops.	(2.6)	(2.0)	4.8	(0.5)	(3.3)	(10.8)
Middle East & Africa	15.6	16.4	1.3	10.9	(14.7)	(12.2)
Total Automotive	(3.3) ppts	(1.6) ppts	(1.4) ppts	1.0 ppts	0.6 ppts	(0.1) ppts

A2

Automotive

Key Metrics – YoY

	WHOLESALE UNITS (000)					
	Q3 2018	Q3 2019	2019 B / (W) 2018	2018 YTD	2019 YTD	2019 B / (W) 2018
North America	644	639	(5)	2,182	2,085	(97)
South America	94	79	(15)	276	222	(54)
Europe	356	303	(53)	1,172	1,073	(99)
China	153	134	(19)	559	375	(184)
Asia Pacific Ops.	80	65	(15)	241	211	(30)
Middle East & Africa	25	24	(1)	77	67	(10)
Total Automotive	1,353	1,244	(109)	4,508	4,033	(475)

	MARKET SHARE (%)					
	Q3 2018	Q3 2019	2019 B / (W) 2018	2018 YTD	2019 YTD	2019 B / (W) 2018
North America	13.3 %	12.6 %	(0.7) ppts	13.6 %	13.3 %	(0.3) ppts
South America	8.4	7.1	(1.3)	8.6	7.4	(1.2)
Europe	7.0	6.7	(0.3)	7.2	6.9	(0.3)
China	2.9	2.3	(0.6)	3.1	2.2	(0.9)
Asia Pacific Ops.	1.9	1.7	(0.2)	1.9	1.7	(0.2)
Middle East & Africa	3.2	3.3	0.1	3.0	3.1	0.1
Total Automotive	6.3	6.0 %	(0.3) ppts	6.5	6.0 %	(0.5) ppts

	REVENUE ($B)					
	Q3 2018	Q3 2019	2019 B / (W) 2018	2018 YTD	2019 YTD	2019 B / (W) 2018
North America	$ 22.3	$ 23.4	$ 1.1	$ 70.8	$ 72.7	$ 2.0
South America	1.3	1.0	(0.2)	4.1	2.9	(1.1)
Europe	7.4	6.4	(1.0)	23.9	21.6	(2.3)
China	1.2	0.9	(0.3)	3.1	2.7	(0.4)
Asia Pacific Ops.	1.9	1.7	(0.2)	5.8	5.3	(0.5)
Middle East & Africa	0.6	0.6	(0.0)	2.0	1.8	(0.2)
Total Automotive	$ 34.7	$ 33.9	$ (0.7)	$ 109.6	$ 106.9	$(2.7)

	EBIT MARGIN (%)					
	Q3 2018	Q3 2019	2019 B / (W) 2018	2018 YTD	2019 YTD	2019 B / (W) 2018
North America	8.8 %	8.6 %	(0.2) ppts	8.0 %	8.1 %	0.1 ppts
South America	(11.8)	(15.9)	(4.1)	(11.8)	(17.9)	(6.2)
Europe	(3.3)	(2.8)	0.5	(0.8)	(0.3)	0.5
China	(31.4)	(32.0)	(0.6)	(33.0)	(21.3)	11.7
Asia Pacific Ops.	8.9	(1.9)	(10.8)	5.0	0.3	(4.7)
Middle East & Africa	7.7	(4.4)	(12.2)	2.1	(3.3)	(5.4)
Total Automotive	4.0 %	3.9 %	(0.1) ppts	3.9 %	4.4 %	0.5 ppts

A3

Company

Results ($M)

	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 Full Year	2019 Q1	2019 Q2	2019 Q3
North America	$ 1,935	$ 1,753	$ 1,960	$ 1,959	$ 7,607	$ 2,205	$ 1,696	$ 2,012
South America	(149)	(178)	(152)	(199)	(678)	(158)	(205)	(165)
Europe	119	(73)	(245)	(199)	(398)	57	53	(179)
China	(150)	(483)	(378)	(534)	(1,545)	(128)	(155)	(281)
Asia Pacific Operations	31	89	170	153	444	19	30	(31)
Middle East & Africa	(54)	49	47	(49)	(7)	14	(45)	(27)
Automotive	$ 1,732	$ 1,157	$ 1,402	$ 1,131	$ 5,422	$ 2,009	$ 1,373	$ 1,329
Mobility	(102)	(181)	(196)	(195)	(674)	(288)	(264)	(290)
Ford Credit	641	645	678	663	2,627	801	831	736
Corporate Other	(86)	71	(216)	(142)	(373)	(75)	(286)	18
Adjusted EBIT	$ 2,185	$ 1,692	$ 1,668	$ 1,457	$ 7,002	$ 2,447	$ 1,654	$ 1,793
Interest on Debt	(289)	(301)	(343)	(295)	(1,228)	(245)	(244)	(276)
Special Items (excl. tax)	23	(42)	(231)	(1,179)	(1,429)	(592)	(1,205)	(1,536)
Taxes	(174)	(280)	(101)	(95)	(650)	(427)	(55)	442
Less: Non-Controlling Interests	9	3	2	4	18	37	2	(2)
Net Income Attributable to Ford	$ 1,736	$ 1,066	$ 991	$ (116)	$ 3,677	$ 1,146	$ 148	$ 425
Company Adjusted Free Cash Flow ($B)	$ 3.0	$ (1.8)	$ 0.1	$ 1.5	$ 2.8	$ 1.9	$ 0.2	$ 0.2
Adjusted Free Cash Conversion	55 %	26 %	46 %	40 %	40 %	24 %	51 %	52 %
Revenue ($B)	$ 42.0	$ 38.9	$ 37.6	$ 41.8	$ 160.3	$ 40.3	$ 38.9	$ 37.0
Company Adjusted EBIT Margin (%)	5.2 %	4.3 %	4.4 %	3.5 %	4.4 %	6.1 %	4.3 %	4.8 %
Net Income Margin (%)	4.1	2.7	2.6	(0.3)	2.3	2.8	0.4	1.1
Adjusted ROIC (Trailing Four Quarters)	10.9	9.2	8.2	7.1	7.1	8.0	8.2	9.0
Adjusted EPS	$ 0.43	$ 0.27	$ 0.29	$ 0.30	$ 1.30	$ 0.44	$ 0.28	$ 0.34
EPS (GAAP)	0.43	0.27	0.25	(0.03)	0.92	0.29	0.04	0.11

A4

Company
Results ($M)

	Q3			YEAR TO DATE		
	2018	2019	2019 B / (W) 2018	2018	2019	2019 B / (W) 2018
North America	$ 1,960	$ 2,012	$ 52	$ 5,648	$ 5,912	$ 264
South America	(152)	(165)	(13)	(479)	(527)	(48)
Europe	(245)	(179)	66	(199)	(69)	130
China	(378)	(281)	97	(1,011)	(565)	446
Asia Pacific Operations	170	(31)	(201)	290	17	(273)
Middle East & Africa	47	(27)	(74)	42	(58)	(100)
Automotive	$ 1,402	$ 1,329	$ (73)	$ 4,291	$ 4,711	$ 420
Mobility	(196)	(290)	(94)	(479)	(842)	(363)
Ford Credit	678	736	59	1,964	2,368	404
Corporate Other	(216)	18	234	(231)	(343)	(112)
Adjusted EBIT	$ 1,668	$ 1,793	$ 125	$ 5,545	$ 5,894	$ 349
Interest on Debt	(343)	(276)	67	(933)	(765)	168
Special Items (excl. tax)	(231)	(1,536)	(1,305)	(250)	(3,333)	(3,083)
Taxes	(101)	442	543	(555)	(40)	515
Less: Non-Controlling Interests	2	(2)	(4)	14	37	23
Net Income Attributable to Ford	$ 991	$ 425	$ (566)	$ 3,793	$ 1,719	$ (2,074)
Company Adjusted Free Cash Flow ($B)	$ 0.1	$ 0.2	$ 0.1	$ 1.3	$ 2.3	$ 1.0
Adjusted Free Cash Conversion	46.4 %	51.6 %	5.2 ppts	n/a	n/a	n/a
Revenue ($B)	$ 37.6	$ 37.0	$ (0.6)	$ 118.5	$ 116.2	$ (2.3)
Company Adjusted EBIT Margin (%)	4.4 %	4.8 %	0.4 ppts	4.7 %	5.1 %	0.4 ppts
Net Income Margin (%)	2.6	1.1	(1.5)	3.2	1.5	(1.7)
Adjusted ROIC (Trailing Four Quarters)	8.2	9.0	0.8	n/a	n/a	n/a
Adjusted EPS	$ 0.29	$ 0.34	$ 0.05	$ 1.00	$ 1.06	$ 0.06
EPS (GAAP)	0.25	0.11	(0.14)	0.95	0.43	(0.52)

A5

Business Unit Reporting Structure 2019 Structure 2020 Structure Automotive Segment Automotive Segment North America North America South America South America Europe Europe (excl. Russia JV) Russia JV China (incl. Taiwan) China (incl. Taiwan) Asia Pacific Operations International Markets Group Middle East & Africa (IMG) Mobility Segment Mobility Segment Ford Credit Ford Credit Corporate Other Corporate Other Note: The 2019 reporting structure includes the consolidated results of Argo AI and Ford India in the Mobility and Automotive segments, respectively. In connection with plans to form unconsolidated joint ventures in 2020 that will hold Ford’s ownership interests in Argo AI and portions of Ford India’s operations, the 2020 reporting structure will A629 continue to include these investments in the Mobility and Automotive segments, respectively, but are expected to be reported using the equity method of accounting

Company

Results – 2020 Reporting Structure ($M)

	2018					2019		
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
North America	$ 1,935	$ 1,753	$ 1,960	$ 1,959	$ 7,607	$ 2,205	$ 1,696	$ 2,012
South America	(149)	(178)	(152)	(199)	(678)	(158)	(205)	(165)
Europe (excl. Russia)	158	(56)	(176)	(136)	(211)	85	110	(144)
China	(150)	(483)	(378)	(534)	(1,545)	(128)	(155)	(281)
International Markets Group	(62)	121	148	40	248	5	(72)	(93)
Automotive	$ 1,732	$ 1,157	$ 1,402	$ 1,131	$ 5,422	$ 2,009	$ 1,373	$ 1,329
Mobility	(102)	(181)	(196)	(195)	(674)	(288)	(264)	(290)
Ford Credit	641	645	678	663	2,627	801	831	736
Corporate Other	(86)	71	(216)	(142)	(373)	(75)	(286)	18
Adjusted EBIT	$ 2,185	$ 1,692	$ 1,668	$ 1,457	$ 7,002	$ 2,447	$ 1,654	$ 1,793
Interest on Debt	(289)	(301)	(343)	(295)	(1,228)	(245)	(244)	(276)
Special Items (excl. tax)	23	(42)	(231)	(1,179)	(1,429)	(592)	(1,205)	(1,536)
Taxes	(174)	(280)	(101)	(95)	(650)	(427)	(55)	442
Less: Non-Controlling Interests	9	3	2	4	18	37	2	(2)
Net Income Attributable to Ford	$ 1,736	$ 1,066	$ 991	$ (116)	$ 3,677	$ 1,146	$ 148	$ 425
Company Adjusted Free Cash Flow ($B)	$ 3.0	$ (1.8)	$ 0.1	$ 1.5	$ 2.8	$ 1.9	$ 0.2	$ 0.2
Adjusted Free Cash Conversion	55 %	26 %	46 %	40 %	40 %	24 %	51 %	52 %
Revenue ($B)	$ 42.0	$ 38.9	$ 37.6	$ 41.8	$ 160.3	$ 40.3	$ 38.9	$ 37.0
Company Adjusted EBIT Margin (%)	5.2 %	4.3 %	4.4 %	3.5 %	4.4 %	6.1 %	4.3 %	4.8 %
Net Income Margin (%)	4.1	2.7	2.6	(0.3)	2.3	2.8	0.4	1.1
Adjusted ROIC (Trailing Four Quarters)	10.9	9.2	8.2	7.1	7.1	8.0	8.2	9.0
Adjusted EPS	$ 0.43	$ 0.27	$ 0.29	$ 0.30	$ 1.30	$ 0.44	$ 0.28	$ 0.34
EPS (GAAP)	0.43	0.27	0.25	(0.03)	0.92	0.29	0.04	0.11

* Contains Asia Pacific Ops, Middle East & Africa, and Russia

A7

Company Net Income Reconciliation To Adjusted EBIT ($M) Q3 YTD Memo: 2018 2019 2018 2019 FY 2018 Net income / (loss) attributable to Ford (GAAP) $ 991 $ 425 $ 3,793 $ 1,719 $ 3,677 Income / (Loss) attributable to noncontrolling interests 2 (2) 14 37 18 Net income / (loss) $ 993 $ 423 $ 3,807 $ 1,756 $ 3,695 Less: (Provision for) / Benefit from income taxes (101) 442 (555) (40) (650) Income / (Loss) before income taxes $ 1,094 $ (19) $ 4,362 $ 1,796 $ 4,345 Less: Special items pre-tax (231) (1,536) (250) (3,333) (1,429) Income / (Loss) before special items pre-tax $ 1,325 $ 1,517 $ 4,612 $ 5,129 $ 5,774 Less: Interest on debt (343) (276) (933) (765) (1,228) Adjusted EBIT (Non-GAAP) $ 1,668 $ 1,793 $ 5,545 $ 5,894 $ 7,002 Memo: Revenue ($B) $ 37.6 $ 37.0 $ 118.5 $ 116.2 $ 160.3 Net income margin (GAAP) (%) 2.6% 1.1% 3.2% 1.5% 2.3% Adjusted EBIT margin (Non-GAAP) (%) 4.4% 4.8% 4.7% 5.1% 4.4% A831

Company

Net Cash Provided By / (Used In) Operating Activities Reconciliation To Company Adjusted Free Cash Flow ($M)

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	YTD 2018	YTD 2019
Net cash provided by / (Used in) operating activities (GAAP)	$ 3,514	$ 4,972	$ 5,179	$ 1,357	$3,544	$6,463	$4,732	$ 13,665	$14,739
Less: Items Not Included in Company Adjusted Free Cash Flows									
Ford Credit free cash flows	(315)	5,907	3,811	(1,232)	1,118	5,267	4,523	9,403	10,908
Funded pension contributions	(88)	(72)	(123)	(153)	(294)	(106)	(211)	(283)	(611)
Global Redesign (including separations)	(16)	(18)	(45)	(117)	(136)	(222)	(334)	(79)	(692)
Other, net	53	(112)	163	(21)	(22)	175	(124)	104	30
Add: Items Included in Company Adjusted Free Cash Flows									
Automotive and Mobility capital spending	(1,769)	(1,898)	(1,968)	(2,102)	(1,620)	(1,911)	(1,787)	(5,635)	(5,318)
Ford Credit distributions	1,013	450	600	660	675	650	1,100	2,063	2,425
Settlement of derivatives	(161)	114	109	70	(26)	86	16	62	76
Pivotal conversion to a marketable security	-	263	-	-	-	-	-	263	-
Company adjusted free cash flow (Non-GAAP)	$ 2,963	$ (1,804)	$ 115	$ 1,507	$ 1,907	$ 174	$207	$1,274	$2,288
Cash Conversion Calculation									
Company Adj. free cash flow (Non-GAAP) (sum of Trailing Four Qtrs)	$ 5,137	$ 2,089	$ 3,519	$ 2,781	$ 1,725	$ 3,703	$ 3,795		
Adj. EBIT (Non-GAAP) (sum of Trailing Four Qtrs)	$ 9,303	$ 8,190	$ 7,573	$ 7,002	$ 7,263	$ 7,226	$ 7,351		
Adj. free cash conversion (Non-GAAP) (Trailing Four Qtrs)*	55%	26%	46%	40%	24%	51%	52%		
Net Cash Provided By / (Used In) Operating Activities divided by Net Income Attributable to Ford (Trailing Four Qtrs)	219%	241%	266%	409%	488%	763%	1,004%		

* Most comparable GAAP Measure: Net Cash Provided By / (Used In) Operating Activities divided by Net Income Attributable to Ford

A9

Company Earnings Per Share Reconciliation To Adjusted Earnings Per Share Q3 YTD 2018 2019 2018 2019 Diluted After-Tax Results ($M) Diluted after-tax results (GAAP) $ 991 $ 425 $ 3,793 $ 1,719 Less: Impact of pre-tax and tax special items (183) (931) (197) (2,505) Less: Noncontrolling interests impact of Russia restructuring - - - (35) Adjusted net income – diluted (Non-GAAP) $ 1,174 $ 1,356 $ 3,990 $ 4,259 Basic and Diluted Shares (M) Basic shares (average shares outstanding) 3,976 3,970 3,976 3,976 Net dilutive options, unvested restricted stock units and restricted stock 24 37 23 30 Diluted shares 4,000 4,007 3,999 4,006 Earnings per share – diluted (GAAP) $ 0.25 $ 0.11 $ 0.95 $ 0.43 Less: Net impact of adjustments (0.04) (0.23) (0.05) (0.63) Adjusted earnings per share – diluted (Non-GAAP) $ 0.29 $ 0.34 $ 1.00 $ 1.06 A1033

Company Effective Tax Rate Reconciliation To Adjusted Effective Tax Rate 2019 Memo: Q3 YTD FY 2018 Pre-Tax Results ($M) Income / (Loss) before income taxes (GAAP) $ (19) $ 1,796 $ 4,345 Less: Impact of special items (1,536) (3,333) (1,429) Adjusted earnings before taxes (Non-GAAP) $ 1,517 $ 5,129 $ 5,774 Taxes ($M) (Provision for) / Benefit from income taxes (GAAP) $ 442 $ (40) $ (650) Less: Impact of special items 605 828 (88) Adjusted (provision for) / benefit from income taxes (Non-GAAP) $ (163) $ (868) $ (562) Tax Rate (%) Effective tax rate (GAAP) 2,326% 2.2% 15.0% Adjusted effective tax rate (Non-GAAP) 10.7% 16.9% 9.7% A1134

Company Adjusted ROIC Four Quarters Four Quarters Ended Q3 2018 Ended Q3 2019 Adjusted Net Operating Profit After Cash Tax ($B) ($B) Net income attributable to Ford $ 6.3 $ 1.6 Add: Noncontrolling interest 0.0 0.0 Less: Income tax 0.1 (0.1) Add: Cash tax (0.6) (0.7) Less: Interest on debt (1.2) (1.1) Less: Total pension/OPEB income/(cost) 0.7 (1.2) Add: Pension/OPEB service costs (1.2) (1.1) Net operating profit after cash tax $ 4.9 $ 2.3 Less: Special items (excl. pension/OPEB) pre-tax (0.3) (3.3) Adj. net operating profit after cash tax $ 5.3 $ 5.6 Invested Capital Equity $ 36.6 $ 35.4 Redeemable noncontrolling interest 0.1 - Debt (excl. Ford Credit) 15.3 14.8 Net pension and OPEB liability 11.3 10.9 Invested capital (end of period) $ 63.3 $ 61.1 Average invested capital $ 64.6 $ 62.1 ROIC * 7.7% 3.6% Adjusted ROIC (Non-GAAP)** 8.2% 9.0% * Calculated as the sum of net operating profit after cash tax from the last four quarters, divided by the average invested capital over the last four quarters A1235 ** Calculated as the sum of adjusted net operating profit after cash tax from the last four quarters, divided by the average invested capital over the last four quarters

Financial Statement Leverage Reconciliation To Managed Leverage ($B)

	2018 Sep 30	2018 Dec 31	2019 Mar 31	2019 Jun 30	2019 Sep 30
Leverage Calculation					
Debt*	$ 138.2	$ 140.1	$ 142.9	$ 141.5	$ 139.3
Adjustments for cash**	(12.1)	(10.2)	(12.8)	(14.1)	(14.3)
Adjustments for derivative accounting***	0.6	0.2	(0.1)	(0.6)	(0.8)
Total adjusted debt	$ 126.7	$ 130.1	$ 130.0	$ 126.8	$ 124.2
Equity****	$ 15.2	$ 15.0	$ 14.9	$ 14.9	$ 14.2
Adjustments for derivative accounting***	(0.1)	(0.2)	(0.2)	(0.1)	(0.0)
Total adjusted equity	$ 15.1	$ 14.8	$ 14.7	$ 14.8	$ 14.2
Financial statement leverage (to 1) (GAAP)	9.1	9.4	9.6	9.5	9.8
Managed leverage (to 1) (Non-GAAP)	8.4	8.8	8.8	8.6	8.8

* Includes debt issued in securitization transactions and payable only out of collections on the underlying securitized assets and related enhancements. Ford Credit holds the right to receive the excess cash flows not needed to pay the debt issued by, and other obligations of, the securitization entities that are parties to those securitization transactions

** Cash and cash equivalents, and Marketable securities reported on Ford Credit's balance sheet, excluding amounts related to insurance activities

*** Related primarily to market valuation adjustments to derivatives due to movements in interest rates. Adjustments to debt are related to designated fair value hedges and adjustments to equity are related to retained earnings

**** Total shareholder's interest reported on Ford Credit's balance sheet

A13

Non-GAAP Financial Measures That Supplement GAAP Measures • We use both GAAP and non-GAAP financial measures for operational and financial decision making, and to assess Company and segment business performance. The non- GAAP measures listed below are intended to be considered by users as supplemental information to their equivalent GAAP measures, to aid investors in better understanding our financial results. We believe that these non-GAAP measures provide useful perspective on underlying business results and trends, and a means to assess our period-over-period results. These non-GAAP measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP measures may not be the same as similarly titled measures used by other companies due to possible differences in method and in items or events being adjusted. • Company Adjusted EBIT (Most Comparable GAAP Measure: Net income attributable to Ford) – Earnings before interest and taxes (EBIT) excludes interest on debt (excl. Ford Credit Debt), taxes and pre-tax special items. This non-GAAP measure is useful to management and investors because it allows users to evaluate our operating results aligned with industry reporting. Pre-tax special items consist of (i) pension and OPEB remeasurement gains and losses, (ii) significant personnel expenses, dealer-related costs, and facility-related charges stemming from our efforts to match production capacity and cost structure to market demand and changing model mix, and (iii) other items that we do not necessarily consider to be indicative of earnings from ongoing operating activities. When we provide guidance for adjusted EBIT, we do not provide guidance on a net income basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. • Company Adjusted EBIT Margin (Most Comparable GAAP Measure: Company Net Income Margin) – Company Adjusted EBIT margin is Company adjusted EBIT divided by Company revenue. This non-GAAP measure is useful to management and investors because it allows users to evaluate our operating results aligned with industry reporting. • Adjusted Earnings Per Share (Most Comparable GAAP Measure: Earnings Per Share) – Measure of Company’s diluted net earnings per share adjusted for impact of pre-tax special items (described above), tax special items and restructuring impacts in noncontrolling interests. The measure provides investors with useful information to evaluate performance of our business excluding items not indicative of the underlying run rate of our business. When we provide guidance for adjusted earnings per share, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. • Adjusted Effective Tax Rate (Most Comparable GAAP Measure: Effective Tax Rate) – Measure of Company’s tax rate excluding pre-tax special items (described above) and tax special items. The measure provides an ongoing effective rate which investors find useful for historical comparisons and for forecasting. When we provide guidance for adjusted effective tax rate, we do not provide guidance on an effective tax rate basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. A1437

Non-GAAP Financial Measures That Supplement GAAP Measures • Company Adjusted Free Cash Flow (Most Comparable GAAP Measure: Net Cash Provided By / (Used In) Operating Activities) – Measure of Company’s operating cash flow excluding Ford Credit’s operating cash flows. The measure contains elements management considers operating activities, including Automotive and Mobility capital spending, Ford Credit distributions to its parent, and settlement of derivatives. The measure excludes cash outflows for funded pension contributions, separation payments, and other items that are considered operating cash outflows under U.S. GAAP. This measure is useful to management and investors because it is consistent with management’s assessment of the Company’s operating cash flow performance. When we provide guidance for Company adjusted free cash flow, we do not provide guidance for net cash provided by/(used in) operating activities because the GAAP measure will include items that are difficult to quantify or predict with reasonable certainty, including cash flows related to the Company's exposures to foreign currency exchange rates and certain commodity prices (separate from any related hedges), Ford Credit's operating cash flows, and cash flows related to special items, including separation payments, each of which individually or in the aggregate could have a significant impact to our net cash provided by/(used in) our operating activities. • Adjusted Free Cash Conversion (Most Comparable GAAP Measure: Net Cash Provided By / (Used In) Operating Activities divided by Net Income Attributable to Ford) – Company Adjusted Free Cash Conversion is Company adjusted free cash flow divided by Company Adjusted EBIT. This non-GAAP measure is useful to management and investors because it allows users to evaluate how much of Ford's Adjusted EBIT is converted into cash flow. • Adjusted ROIC – Calculated as the sum of adjusted net operating profit after cash tax from the last four quarters, divided by the average invested capital over the last four quarters. This calculation provides management and investors with useful information to evaluate the Company’s after-cash tax operating return on its invested capital for the period presented. Adjusted net operating profit after cash tax measures operating results less special items, interest on debt (excl. Ford Credit Debt), and certain pension/OPEB costs. Average invested capital is the sum of average balance sheet equity, debt (excl. Ford Credit Debt), and net pension/OPEB liability. • Ford Credit Managed Receivables – (Most Comparable GAAP Measure: Net Finance Receivables plus Net Investment in Operating Leases) – Measure of Ford Credit’s Total net receivables, excluding unearned interest supplements and residual support, allowance for credit losses, and other (primarily accumulated supplemental depreciation). The measure is useful to management and investors as it closely approximates the customer’s outstanding balance on the receivables, which is the basis for earning revenue. • Ford Credit Managed Leverage (Most Comparable GAAP Measure: Financial Statement Leverage) – Ford Credit’s debt-to-equity ratio adjusted (i) to exclude cash, cash equivalents, and marketable securities (other than amounts related to insurance activities), and (ii) for derivative accounting. The measure is useful to investors because it reflects the way Ford Credit manages its business. Cash, cash equivalents, and marketable securities are deducted because they generally correspond to excess debt beyond the amount required to support operations and on-balance sheet securitization transactions. Derivative accounting adjustments are made to asset, debt, and equity positions to reflect the impact of interest rate instruments used with Ford Credit’s term-debt issuances and securitization transactions. Ford Credit generally repays its debt obligations as they mature, so the interim effects of changes in market interest rates are excluded in the calculation of managed leverage. A1538

Definitions And Calculations Automotive Records • References to Automotive records for EBIT margin and business units are since at least 2009 Wholesale Units and Revenue • Wholesale unit volumes include all Ford and Lincoln badged units (whether produced by Ford or by an unconsolidated affiliate) that are sold to dealerships, units manufactured by Ford that are sold to other manufacturers, units distributed by Ford for other manufacturers, and local brand units produced by our China joint venture, Jiangling Motors Corporation, Ltd. (“JMC”), that are sold to dealerships. Vehicles sold to daily rental car companies that are subject to a guaranteed repurchase option (i.e., rental repurchase), as well as other sales of finished vehicles for which the recognition of revenue is deferred (e.g., consignments), also are included in wholesale unit volumes. Revenue from certain vehicles in wholesale unit volumes (specifically, Ford badged vehicles produced and distributed by our unconsolidated affiliates, as well as JMC brand vehicles) are not included in our revenue Industry Volume and Market Share • Industry volume and market share are based, in part, on estimated vehicle registrations; includes medium and heavy duty trucks SAAR • SAAR means seasonally adjusted annual rate Company Cash • Company cash includes cash, cash equivalents, marketable securities and restricted cash; excludes Ford Credit’s cash, cash equivalents, marketable securities and restricted cash Market Factors • Volume and Mix – primarily measures EBIT variance from changes in wholesale volumes (at prior-year average contribution margin per unit) driven by changes in industry volume, market share, and dealer stocks, as well as the EBIT variance resulting from changes in product mix, including mix among vehicle lines and mix of trim levels and options within a vehicle line • Net Pricing – primarily measures EBIT variance driven by changes in wholesale prices to dealers and marketing incentive programs such as rebate programs, low-rate financing offers, special lease offers and stock accrual adjustments on dealer inventory • Market Factors exclude the impact of unconsolidated affiliate wholesales Earnings Before Taxes (EBT) • Reflects Income before income taxes Pension Funded Status • Current period balances reflect net underfunded status at December 31, 2018, updated for service and interest cost, expected return on assets, settlement gain and associated interim remeasurement (where applicable), separation expense, actual benefit payments and cash contributions. For plans without interim remeasurement, the discount rate and rate of expected return assumptions are unchanged from year-end 2018 A1639